SUB-ITEM 77-Q1   EXHIBITS
AMENDMENT #19
TO THE RESTATED AND AMENDED
DECLARATION OF TRUST

FEDERATED INCOME SECURITIES TRUST
Dated May 19, 2000

	This Declaration of
 Trust is amended as follows:

       Strike the first paragraph
of Section 5 - Establishment
 and Designation of Series or
Class of
Article III - BENEFICIAL INTEREST
 from the Declaration of Trust
and substitute in its place the
following:

	"Section 5.  Establishment
and Designation of Series or Class.
  Without limiting the
authority of the Trustees set
forth in Article XII, Section 8,
 inter alia, to establish and
designate any additional Series
 or Class or to modify the
 rights and preferences of any
existing Series or Class, the
Series and Classes of the Trust
 are established and designated
as:
Federated Capital Income Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Fund for U. S.
 Government Securities
Class A Shares
Class B Shares
Class C Shares
Federated Intermediate
 Corporate Bond Fund
Institutional Service Shares
Institutional Shares
Federated Muni and Stock
Advantage Fund
Class A Shares
Class B Shares
Class C Shares
Class F Shares
Federated Prudent DollarBear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Real Return Bond Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Short-Term Income Fund
Class A Shares
Class Y Shares
Institutional Service Shares
Institutional Shares



       	The undersigned hereby
 certify that the above stated
 Amendment is a true and
correct Amendment to the
 Declaration of Trust, as
adopted by the Board of
Trustees at a meeting
on the 12th day of November,
2009, to become effective
on February 1, 2010.

       	WITNESS the due
execution hereof this
12th day of November, 2009.


       /s/ John F. Donahue
       /s/ Peter E. Madden
John F. Donahue
Peter E. Madden


       /s/ John T. Conroy, Jr.
       /s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


       /s/ Nicholas P. Constantakis
       /s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


       /s/ John F. Cunningham
       /s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


       /s/ J. Christopher Donahue
       /s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


       /s/ Maureen Lally-Green
       /s/ James F. Will
Maureen Lally-Green
James F. Will